                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 APRIL 30, 2002

                      AAMES CAPITAL ACCEPTANCE CORPORATION
                                  ON BEHALF OF

                           AAMES MORTGAGE TRUST 2002-1
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                DELAWARE               333-54184-06         95-4619902
     ------------------------------   ---------------   ------------------
      (State or other jurisdiction     (Commission       (I.R.S. employer
            of incorporation)          file number)     identification no.)

        350 SOUTH GRAND AVENUE, 40TH FLOOR
              LOS ANGELES, CALIFORNIA                            90071
  -----------------------------------------------        --------------------
     (Address of principal executive offices)                 (ZIP Code)

                                 (323) 210-5000
              ----------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

               ===================================================

     Item 5. Other Events

Aames Capital Corporation (the "Seller") registered up to $2,003,994,800 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-54184) (the "Registration Statement"). Pursuant to the Registration Statement, the Seller filed a Prospectus Supplement, dated March 13, 2002, and a Prospectus, dated September 7, 2001 (together, the "Prospectus"), relating to $175,000,000 (approximate) aggregate principal amount of Mortgage Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued by Aames Mortgage Trust 2002-1 (the "Trust") on March 28, 2002 (the "Closing Date"). The Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Certificates (collectively, the "Offered Certificates"), Class R Certificates and Class C Certificates (the "Class R Certificates, " the "Class P Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offered by the Prospectus.

The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of March 1, 2002 (the "Pooling and Servicing Agreement") between the Seller, as seller, Aames Capital Acceptance Corporation, as depositor (the "Depositor"), Ocwen Federal Bank FSB, as servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). On the Closing Date, the corpus of the Trust consisted primarily of a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans").

The description of the Mortgage Pool in the Prospectus contained information only with respect to the Mortgage Loans as of the Cut-off Date. This Current Report on Form 8-K is being filed to provide information about the Final Mortgage Pool in order to update the description of the Mortgage Pool contained in the Prospectus.

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-54184.

     Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Final Mortgage Pool Data

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AAMES CAPITAL ACCEPTANCE CORPORATION

                                       By: /s/ Rick Holguin
                                           ---------------------------
                                           Rick Holguin
                                           Vice President

         Dated: April 30, 2002

                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

   99.1        Final Mortgage Pool Data